UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2010

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24821	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2145 Hamilton Avenue

San Jose, CA 95125

(Address of principal executive offices)

(408) 376-7400

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of eBay Inc. (“eBay”) held on April 29, 2010, eBay’s stockholders, upon the recommendation of eBay’s Board of Directors, approved (i) the amendment and restatement of the eBay Incentive Plan (as amended, the “eIP”), including to satisfy the requirements of Section 162(m) of the Internal Revenue Code, and (ii) the amendment and restatement of the eBay Inc. 2008 Equity Incentive Award Plan (as amended, the “2008 Plan”), including an amendment to increase the aggregate number of shares authorized for issuance under the 2008 Plan by 20 million shares.

A brief summary of each of the eIP and the 2008 Plan is included as part of Proposal 2 and Proposal 3, respectively, in eBay’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2010. The summaries of the eIP and the 2008 Plan contained in the proxy statement are qualified by and subject to the full text of the eIP and the 2008 Plan, which are filed as Appendix A and Appendix B, respectively, to the proxy statement and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at eBay’s Annual Meeting of Stockholders held on April 29, 2010, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

Each of the three directors proposed by eBay for re-election was elected by the following votes to serve until eBay’s 2013 Annual Meeting of Stockholders or until his respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Director Name:	Votes For	Votes Against	Abstentions	Broker Non-Votes
David M. Moffett	1,050,178,865	10,497,969	670,115	72,875,724
Richard T. Schlosberg, III	1,052,213,297	8,458,183	675,469	72,875,724
Thomas J. Tierney	1,040,558,578	20,112,567	675,804	72,875,724

Stockholders also approved the amendment and restatement of the eIP, including to satisfy the requirements of Section 162(m) of the Internal Revenue Code. The tabulation of votes on this matter was as follows: 1,031,213,022 votes for; 28,394,771 votes against; 1,739,156 abstentions; and 72,875,724 broker non-votes.

In addition, stockholders approved the amendment and restatement of the 2008 Plan, including an amendment to increase the aggregate number of shares authorized for issuance under the 2008 Plan by 20 million shares. The tabulation of votes on this matter was as follows: 957,299,212 votes for; 102,429,760 votes against; 1,617,977 abstentions; and 72,875,724 broker non-votes.

Finally, stockholders ratified the appointment of PricewaterhouseCoopers LLP as eBay’s independent auditors for eBay’s fiscal year ending December 31, 2010. The tabulation of votes on this matter was as follows: 1,126,604,445 votes for; 6,831,626 votes against; and 786,602 abstentions. There were no broker non-votes on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc. (Registrant)

Date: April 30, 2010		/s/ BRIAN H. LEVEY
	Name:	Brian H. Levey
	Title:	Vice President, Deputy General Counsel,
and Assistant Secretary